Oppenheimer Intermediate Municipal Fund
                     Exhibit 24(b)(16) to Form N-1A
                  Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares
  11/28/86               0.0477718      0.0000000           14.090
  12/31/86               0.0848125      0.0000000           14.000
  01/30/87               0.0875634      0.0000000           14.170
  02/27/87               0.0871370      0.0000000           14.230
  03/31/87               0.0813719      0.0000000           13.960
  04/30/87               0.0838937      0.0000000           13.380
  05/29/87               0.0821252      0.0000000           12.880
  06/30/87               0.0831725      0.0000000           13.080
  07/31/87               0.0888137      0.0000000           13.150
  08/31/87               0.0832474      0.0000000           13.160
  09/30/87               0.0891186      0.0000000           12.560
  10/30/87               0.0877205      0.0000000           12.770
  11/30/87               0.0840883      0.0000000           12.770
  12/31/87               0.0967821      0.0000000           12.880
  01/29/88               0.0768880      0.0000000           13.340
  02/29/88               0.0859219      0.0000000           13.300
  03/31/88               0.0941727      0.0000000           13.060
  04/29/88               0.0818233      0.0000000           13.050
  05/31/88               0.0818146      0.0000000           13.000
  06/30/88               0.0864247      0.0000000           13.120
  07/29/88               0.0857280      0.0000000           13.210
  08/31/88               0.0871987      0.0000000           13.150
  09/30/88               0.1000966      0.0000000           13.330
  10/31/88               0.0876617      0.0000000           13.510
  11/30/88               0.0853195      0.0000000           13.300
  12/30/88               0.0904141      0.0000000           13.420
  01/31/89               0.0809321      0.0000000           13.680
  02/28/89               0.0803032      0.0000000           13.500
  03/31/89               0.0860533      0.0000000           13.370
  04/28/89               0.0746998      0.0000000           13.640
  05/31/89               0.0816935      0.0000000           13.850
  06/30/89               0.0805122      0.0000000           13.940
  07/31/89               0.0730053      0.0000000           14.010
  08/31/89               0.0776785      0.0000000           13.760
  09/29/89               0.0767703      0.0000000           13.570
  10/31/89               0.0745039      0.0000000           13.780
  11/30/89               0.0724353      0.0000000           13.920
  12/29/89               0.0739429      0.0000000           13.950
  01/31/90               0.0750859      0.0000000            13.660
  02/28/90               0.0682592      0.0000000           13.750
  03/31/90               0.0699771      0.0000000           13.650
  04/30/90               0.0731500      0.0000000           13.470
  05/31/90               0.0755904      0.0000000           13.710
  06/29/90               0.0755874      0.0000000           13.780
  07/31/90               0.0731521      0.0000000           13.930
  08/31/90               0.0829053      0.0000000           13.540

Oppenheimer Intermediate Municipal Fund
Page 2

  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

 Class A Shares (Continued)
  09/28/90               0.0658341      0.0000000           13.510
  10/31/90               0.0755904      0.0000000           13.620
  11/30/90               0.0780256      0.0000000           13.860
  12/31/90               0.0707138      0.0000000           13.880
  01/31/91               0.0755900      0.0000000           13.980
  02/28/91               0.0620454      0.0000000           14.010
  03/28/91               0.0670133      0.0000000           13.970
  04/30/91               0.0673804      0.0000000           14.090
  05/31/91               0.0736814      0.0000000           14.160
  06/28/91               0.0642742      0.0000000           14.050
  07/31/91               0.0716946      0.0000000           14.200
  08/30/91               0.0743986      0.0000000           14.290
  09/30/91               0.0662680      0.0000000           14.400
  10/31/91               0.0721937      0.0000000           14.450
  11/29/91               0.0668236      0.0000000           14.400
  12/31/91               0.0674256      0.0000000           14.650
  01/31/92               0.0769551      0.0000000           14.620
  02/28/92               0.0653549      0.0000000           14.530
  03/31/92               0.0716370      0.0000000           14.490
  04/30/92               0.0710713      0.0000000           14.580
  05/29/92               0.0748489      0.0000000           14.680
  06/30/92               0.0712580      0.0000000           14.860
  07/31/92               0.0808936      0.0000000           15.330
  08/31/92               0.0710621      0.0000000           15.110
  09/30/92               0.0734076      0.0000000           15.090
  10/30/92               0.0738315      0.0000000           14.880
  11/30/92               0.0649002      0.0000000           15.070
  12/31/92               0.0689335      0.4734765           14.640
  01/29/93               0.0675928      0.0000000           14.730
  02/26/93               0.0599682      0.0000000           15.040
  03/31/93               0.0605374      0.0000000           14.900
  04/30/93               0.0666637      0.0000000           14.950
  05/28/93               0.0602311      0.0000000           14.950
  07/09/93               0.0625000      0.0000000           15.090
  08/10/93               0.0625000      0.0000000           15.080
  09/10/93               0.0625000      0.0000000           15.380
  10/08/93               0.0625000      0.0000000           15.380
  11/10/93               0.0645833      0.0000000           15.200
  12/10/93               0.0625000      0.0697833           15.220
  01/10/94               0.0625010      0.0000000           15.260
  02/10/94               0.0625000      0.0000000           15.210
  03/10/94               0.0625000      0.0000000           14.690
  04/08/94               0.0625000      0.0000000           14.270
  05/10/94               0.0625000      0.0000000           14.260
  06/10/94               0.0625000      0.0000000           14.600
  07/08/94               0.0625000      0.0000000           14.280
  08/10/94               0.0625000      0.0000000           14.340
  09/09/94               0.0625000      0.0000000           14.350
  10/10/94               0.0625000      0.0000000           14.150
  11/10/94               0.0625000      0.0000000           13.680
  12/09/94               0.0625000      0.0000000           13.760
  01/10/95               0.0625000      0.0000000           13.890

Oppenheimer Intermediate Municipal Fund
Page 3


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares (Continued)
  02/10/95               0.0625000      0.0000000           14.150
  03/10/95               0.0625000      0.0000000           14.240
  04/10/95               0.0625000      0.0000000           14.390
  05/10/95               0.0625000      0.0000000           14.480
  06/09/95               0.0625000      0.0000000           14.630
  07/10/95               0.0625000      0.0000000           14.590
  08/10/95               0.0625000      0.0000000           14.550
  09/08/95               0.0625000      0.0000000           14.720
  10/10/95               0.0650000      0.0000000           14.760
  11/10/95               0.0650000      0.0000000           14.810
  12/08/95               0.0650000      0.0000000           14.960
  01/10/96               0.0650000      0.0000000           14.850
  02/09/96               0.0650000      0.0000000           15.050
  03/08/96               0.0650000      0.0000000           14.730
  04/10/96               0.0650000      0.0000000           14.590
  05/10/96               0.0650000      0.0000000           14.570
  06/10/96               0.0650000      0.0000000           14.470
  07/10/96               0.0650000      0.0000000           14.550
  08/09/96               0.0650000      0.0000000           14.830
  09/10/96               0.0650000      0.0000000           14.570

Class B Shares
  09/08/95               0.0220253      0.0000000           14.720
  10/10/95               0.0553542      0.0000000           14.750
  11/10/95               0.0547165      0.0000000           14.810
  12/08/95               0.0562793      0.0000000           14.960
  01/10/96               0.0555353      0.0000000           14.850
  02/09/96               0.0550857      0.0000000           15.040
  03/08/96               0.0546254      0.0000000           14.730
  04/10/96               0.0532391      0.0000000           14.590
  05/10/96               0.0528874      0.0000000           14.570
  06/10/96               0.0556343      0.0000000           14.470
  07/10/96               0.0556794      0.0000000           14.550
  08/09/96               0.0545115      0.0000000           14.830
  09/10/96               0.0556305      0.0000000           14.570

Class C Shares
  12/10/93               0.0160429      0.0697833           15.210
  01/10/94               0.0480055      0.0000000           15.260
  02/10/94               0.0478758      0.0000000           15.210
  03/10/94               0.0496070      0.0000000           14.680
  04/08/94               0.0512856      0.0000000           14.260
  05/10/94               0.0530997      0.0000000           14.240
  06/10/94               0.0519079      0.0000000           14.560
  07/08/94               0.0534324      0.0000000           14.240
  08/10/94               0.0526951      0.0000000           14.290
  09/09/94               0.0527472      0.0000000           14.300
  10/10/94               0.0537464      0.0000000           14.110
  11/10/94               0.0537043      0.0000000           13.630
  12/09/94               0.0538525      0.0000000           13.710
  01/10/95               0.0540895      0.0000000           13.830

Oppenheimer Intermediate Municipal Fund
Page 3


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class C Shares (Continued)
  02/10/95               0.0518781      0.0000000           14.130
  03/10/95               0.0528084      0.0000000           14.220
  04/10/95               0.0524869      0.0000000           14.370
  05/10/95               0.0517504      0.0000000           14.460
  06/09/95               0.0517667      0.0000000           14.610
  07/10/95               0.0533424      0.0000000           14.560
  08/10/95               0.0518598      0.0000000           14.530
  09/08/95               0.0507620      0.0000000           14.700
  10/10/95               0.0548949      0.0000000           14.730
  11/10/95               0.0549777      0.0000000           14.790
  12/08/95               0.0564353      0.0000000           14.940
  01/10/96               0.0555284      0.0000000           14.830
  02/09/96               0.0550721      0.0000000           15.030
  03/08/96               0.0563640      0.0000000           14.710
  04/10/96               0.0555126      0.0000000           14.570
  05/10/96               0.0554040      0.0000000           14.550
  06/10/96               0.0558920      0.0000000           14.440
  07/10/96               0.0561107      0.0000000           14.520
  08/09/96               0.0551753      0.0000000           14.810
  09/10/96               0.0558879      0.0000000           14.550


1. Average Annual Total Returns for the Periods Ended 09/30/96:

   The formula for calculating average annual total return is as follows:

         1                      ERV n
   --------------- = n         (---) - 1 = average annual total return
   number of years          P

   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000

Class A Shares

Examples, assuming a maximum sales charge of 3.50%:

  One Year                       Five Year

  $1,017.25 1               $1,330.36 .2
 (---------)  - 1 =   1.73%     (---------)   - 1 = 5.88%
    $1,000                         $1,000


  Inception

  $1,930.13 .1012
 (---------)  - 1 =   6.88%
    $1,000


Oppenheimer Intermediate Municipal Fund
Page 4


1. Average Annual Total Returns for the Periods Ended 09/30/96 (continued):

Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 4.00% for the first year, and 3.00% for the inception year:

  One Year                      Inception

  $1,005.62 1              $1,016.96 .9499
 (---------)  - 1 = 0.56%      (---------) - 1 = 1.61%
    $1,000                        $1,000

Class C Shares

Examples, assuming a maximum contingent deferred sales charge of 1.00% for the first year and 0.00% for the inception year:

  One Year                      Inception

  $1,036.27 1              $1,102.85 .3533
 (---------)  - 1 = 3.63%      (---------)   - 1 = 3.52%
    $1,000                        $1,000


Examples at NAV:

Class A Shares

  One Year                       Five Year

  $1,054.13 1               $1,378.69 .2
 (---------)  - 1 = 5.41%       (---------)   - 1 = 6.63%
    $1,000                         $1,000

  Inception

  $2,000.07 .1012
 (---------)  - 1 =  7.26%
   $1,000

Class B Shares

  One Year                       Inception

  $1,045.62 1              $1,046,91 .9499
 (---------)  - 1 = 4.56%      (---------) - 1 = 4.45%
    $1,000                        $1,000

Class C Shares

  One Year                        Inception

  $1,046.28 1               $1,102.85 .3533
 (---------)  - 1 = 4.63%      (---------)   - 1 = 3.52%
    $1,000                          $1,000

Oppenheimer Intermediate Municipal Fund
Page 5


2.  Cumulative Total Returns for the Periods Ended 09/30/96:

    The formula for calculating cumulative total return is as follows:

      (ERV - P) / P  =  Cumulative Total Return


Class A Shares

Examples, assuming a maximum sales charge of 3.50%:

  One Year                              Five Year

  $1,017.25 - $1,000                    $1,330.36 - $1,000
  ------------------  =  1.73%           ------------------ = 33.04%
        $1,000                          $1,000


  Inception

  $1,930.13 - $1,000
  ------------------  = 93.01%
        $1,000


Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 4.00% for the first year, and 3.00% for the inception year:

  One Year                              Inception

  $1,005.62 - $1,000                    $1,016.96 - $1,000
 -------------------  =  0.56%          ------------------  =  1.70%
        $1,000                          $1,000


Class C Shares

Examples, assuming a maximum contingent deferred sales charge of 1.00% for the first year and 0.00% for the inception year:

  One Year                              Inception

  $1,036.27 - $1,000                    $1,102.85 - $1,000
  ------------------  =  3.63%           ------------------  = 10.29%
        $1,000                          $1,000









Oppenheimer Intermediate Municipal Fund
Page 6


2.  Cumulative Total Returns for the Periods Ended 09/30/96(continued):

Examples at NAV:

Class A Shares

  One Year                              Five Year

  $1,054.13 - $1,000                    $1,378.69 - $1,000
  ------------------  =   5.41%          ------------------  = 37.87%
        $1,000                           $1,000


  Inception

  $2,000.07 - $1,000
  ------------------  = 100.01%
        $1,000



Class B Shares

  One Year                              Inception

  $1,045.62 - $1,000                    $1,046.91 - $1,000
  ------------------  =   4.56%         ------------------  =  4.69%
        $1,000                          $1,000



Class C Shares

  One Year                              Inception

  $1,046.28 - $1,000                    $1,102.85 - $1,000
  ------------------  =   4.63%          ------------------  = 10.29%
        $1,000                          $1,000


















Oppenheimer Intermediate Municipal Fund
Page 7


3.  Standardized Yield for the 30-Day Period Ended 09/30/96:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                          a - b            6
             Yield =  2 { (--------  +  1 )  -  1 }
                         cd or ce

      The symbols above represent the following factors:

        a = Dividends and interest earned during the 30-day period.
        b = Expenses accrued for the period (net of any expense
            reimbursements).
        c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends. d = The Fund's maximum offering price (including sales charge)
            per share on the last day of the period.
        e = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.



Class A Shares

Example, assuming a maximum sales charge of 3.50%:

           $386,036.61 - $69,256.96      6
         2{(------------------------ +  1)  - 1}  =   4.46%
             5,652,657  x  $15.22



Class B Shares

Example at NAV:

           $ 13,142.53 - $ 4,141.76      6
         2{(------------------------ +  1)  - 1}  =  3.85%
               192,488  x  $14.69


Class C Shares

Example at NAV:

           $ 50,588.95 - $15,869.14       6
         2{(------------------------  +  1)  - 1}  =  3.86%
               741,907  x  $14.67








Oppenheimer Intermediate Municipal Fund
Page 8


4.  DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 09/30/96:

    The Fund's dividend yields are calculated using the following formula:

          Dividend Yield   =  { (a / 30) x 365 } / b or c

    The symbols above represent the following factors:

      a = The accrual dividend earned during the period.
      b = The Fund's maximum offering price (including sales charge)
          per share on the last day of the period.
      c = The Fund's net asset value (excluding sales charge) per share on the last day of the period.

Examples:

Class A Shares

  Dividend Yield
  at Maximum Offering              $.0650000/30 x 365
                              -----------------  =  5.20%
                                    $15.22



  Dividend Yield
  at Net Asset Value               $.0650000/30 x 365
                              -----------------  =  5.38%
                                    $14.69


Class B Shares

  Dividend Yield
  at Net Asset Value               $.0558414/30 x 365
                              ------------------  =  4.62%
                                    $14.69


Class C Shares

  Dividend Yield
  at Net Asset Value               $.0559958/30 x 365
                              ------------------  =  4.64%
                                   $14.67



Oppenheimer Intermediate Municipal Fund
Page 9






4.     TAX-EQUIVALENT YIELDS FOR THE 30-DAY PERIOD ENDED 09/30/96:

   The Fund's tax-equivalent yields are calculated using the following formula:

          a
        -----  +  b  =  Tax-Equivalent Yield
        1 - c

   The symbols above represent the following factors:

   a = 30-day SEC yield of tax-exempt security positions in the portfolio. b = 30-day SEC yield of taxable security positions in the portfolio.
   c = Stated tax rate (e.g., federal income tax rate for an individual in the 39.6% federal tax bracket filing singly).


       Examples:

  Class A Shares

                       .0446
                    -----------  +  0  = 7.38%
                    1  -  .3960


  Class B Shares

                       .0385
                    -----------  +  0  = 6.37%
                    1  -  .3960



  Class C Shares

                       .0386
                    -----------  +  0  = 6.39%
                    1  -  .3960